CONFIDENTIAL MATERIALS OMITTED AND FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISIONS.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1. REQUISITION NUMBER: ASPR 07041-30681

PAGE 1 OF 28

2. CONTRACT NO.: HHSO100200700037C

3. AWARD/EFFECTIVE DATE: 09/25/2007

4. ORDER NUMBER: N/A

5. SOLICITATION NUMBER: OPHEMC-V&B-07-02

6. SOLICITATION ISSUE DATE: 5/3/07

7. FOR SOLICITATION INFORMATION CALL: a. NAME: N/A — b. TELEPHONE NUMBER (*No collect calls*): N/A

8. OFFER DUE DATE/ LOCAL TIME: 6/8/07

9. ISSUED BY: CODE
DHHS/OS/ASPR/BARDA
330 Independence Ave,. S.W. Room G640
Washington, D.C. 20201

10. THIS ACQUISITION IS ☐ UNRESTRICTED OR ☐ SET ASIDE FOR ☐ SMALL BUSINESS ☐ EMERGING SMALL BUSINESS ☐ HUBZONE SMALL BUSINESS ☐ SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS ☐ 8(A)
NAICS:
SIZE STANDARD:

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED ☐ SEE SCHEDULE

12. DISCOUNT TERMS:

13a. ☐ THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING

14. METHOD OF SOLICITATION ☐ RFQ ☐ IFB ☒ RFP

15. DELIVER TO: CODE
SNS

16. ADMINISTERED BY: CODE
same as block 9

17a. CONTRACTOR/ OFFEROR: CODE / FACILITY CODE
Emergent BioDefense Operations Lansing Inc.
3500 N. Martin Luther King, Jr. Blvd.
Lansing, Michigan 48906
TELEPHONE NO. 517-327-7288 EBD is a Large Business

18a. PAYMENT WILL BE MADE BY: CODE
same as block 9

17b. ☐ CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	See Section B.4 (Prices) and Section C (SOW)				

25. ACCOUNTING AND APPROPRIATION DATA: Appropriation:757005/130714.001 CAN:199999E OCC:26201

26. TOTAL AWARD AMOUNT (For Govt. Use Only): $447,650,001

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED (Clauses & Provisions)

☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☒ ARE ☐ ARE NOT ATTACHED (Clauses & Provisions)

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 2 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

☐ 29. AWARD OF CONTRACT: REF OFFER DATED _____. YOUR OFFER ON SOLICITATION (BLOCK 5) INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR: /s/ Daniel J. Abdun-Nabi

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER: /s/ Daniel J. Abdun-Nabi

30b. NAME AND TITLE OF SIGNER (*Type or print*): Daniel J. Abdun-Nabi, Secretary

30c. DATE SIGNED: 9/24/07

31b. NAME OF CONTRACTING OFFICER (*Type or print*): Brian K. Goodger

31c. DATE SIGNED: 9/25/07

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV. 3/2005)
PRESCRIBED BY GSA – FAR (48 CFR) 53.212

TABLE OF CONTENTS

                                                                                                                        Page #

Part I – The Schedule

Part II – Contract Clauses

Section I – Contract Clauses . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . 24

Part III – Attachments

Section J – List of Attachments . . . . . . . . . . . . . . . . . . . . . . . … . . . . . . . 29

Section B – Supplies or Service and Price/Costs

B.1. Brief description of supplies or services

The Federal Response Plan of the Department of Homeland Security designates the Department of Health and Human Services (HHS) as the lead agency for public health and medical response to manmade or natural disasters. Within HHS, the Office of the Assistant Secretary for Preparedness and Response is responsible for the implementation of a comprehensive HHS strategy to protect from, and be prepared to respond to, acts of bioterrorism and other public health emergencies threatening the civilian population. The BioMedical Advanced Research & Development Authority (BARDA) has the primary responsibility within HHS to contract for large-scale manufacturing and delivery of licensed and licensable products to the Strategic National Stockpile (SNS) in preparation for response to a public health emergency.

Significant changes in both the nature, regularity, and degree of the threat posed by the use of infectious agents as weapons of biological warfare have generated increased concern for the safety of the general American populace. Following the deliberate exposure of citizens of the United States to Bacillus anthracis (B. anthracis) spores in 2001, there is an urgent need to stockpile appropriate and effective medical countermeasures to safeguard against this potential threat. The USG has established a requirement for the procurement of licensed Anthrax Vaccine Adsorbed (here after referred to as BioThrax®) to meet this urgent need.

B.2 Project Identification and Purpose

Provide 18.75 million doses of FDA licensed BioThrax® in multi-dose vials in appropriately packaged containers under controlled and secure conditions to the SNS.

B.3 Specific Technical Requirements

The Contractor shall provide the necessary qualified personnel, facilities, material, equipment (except Government property) and services to produce, test, bottle, package, and prepare for BioThrax ® delivery. The manufacture, formulation, filling, and testing of BioThrax® shall be done in accordance with the contractor’s Standard Operating Procedures, and the contractor’s Food and Drug Administration Biologics License, and all federal statutory requirements.

B.4 Prices:

CLIN #	Type	# of doses	Price per dose	Credit	Price
0001	[**]	[**]	$[**]	[**]	$[**]
0002A	[**]	[**]	$[**]	[**]	$[**]
0002B	[**]			[**]	$[**]
0003A	[**]	[**]	$[**]	[**]	$[**]
0003B	[**]			[**]	$[**]
0004A	[**]	[**]	$[**]	[**]	$[**]
0004B	[**]			[**]	$[**]

     Total doses 18,750,000                    Doses sub total 434,017,046

see section B.5, Advance understanding, paragraph (b) for a description of this credit.

CLIN #	Type	Requirement	Delivery Date	Price
0005	[**]	PEP Milestone #1	[**]	$ [**]
0006	[**]	PEP Milestone #2	[**]	$ [**]
0007	[**]	PEP Milestone #3	[**]	$ [**]
0008	[**]	PEP Milestone #4	[**]	$ [**]
0009	[**]	PEP Milestone #5	[**]	$ [**]
0010	[**]	PEP Milestone #6	[**]	$ [**]
0011	[**]	PEP Milestone #7	[**]	$[**]

                                        PEP sub total      $11,482,955

0012	[**]	[**]	[**]	$ [**]
[**]
0013	[**]	[**]	[**]	$ [**]
0014	[**]	[**]	[**]	$[**]
[**]

                                         TOTAL $447,650,001

B.5 Advanced Understandings:

a.	Commercial Item Contract Clauses

The clauses in the addenda in section I.3 (FAR addenda) shall take precedence over the applicable clauses listed in I.1. (FAR 52.212-4) (i.e., terminations for default and convenience, changes) as negotiated and agreed to by the parties.

b.	Credit

The credit represents the per dose amount to be held back until FDA approves four-year dating for BioThrax®. If FDA does not approve four-year dating for BioThrax during the period of performance, the Contractor shall not be entitled to payment of the credit.

At such time as FDA approves four-year dating, the USG will pay the contractor the cumulative amount of the credit as of the date of approval, calculated as (1) the total number of doses delivered to the USG prior to such date multiplied by (2) the credit per dose applicable to each of those doses. The cumulative amount of the credit will be paid in a lump sum to contractor upon FDA approval of four-year expiry.

Subsequent to four year dating approval, all product will be invoiced as follows:

CLIN 0001	$[**] per dose
CLIN 0002	$[**] per dose
CLIN 0003	$[**] per dose
CLIN 0004	$[**] per dose

c.     Ranges of doses manufactured and shipped

The delivery schedule are based upon projections in the contractor’s anticipated production schedule, assumptions regarding lot release dates, and orders placed by the Department of Defense (DOD). Lot numbers, quantities, and dates are not guaranteed and may change as a result of lot failures, FDA lot release dates, DOD orders, and other factors. Should the projected number of doses not be delivered on any projected delivery date, the contractor shall adjust the delivery schedule to make up for deficiencies in prior deliveries, so long as the contractor delivers a total of 18,750,000 doses at a firm fixed price of $434,017,046 (presuming 4 year dating is approved by the FDA) or $400,047,864 (for [**] month dated product if 4 year dating is not approved by the FDA).

d. Shelf Life

The product shall have no less than [**] months shelf life and shall have following targeted average shelf life per CLIN:

CLIN 0001 –	[**] months
CLIN 0002A –	[**] months
CLIN 0003A –	[**] months*
CLIN 0004A –	[**] months*

* Assumes [**] obtained on or before [**]. The average remaining shelf life will be [**].

e. Use of product by the USG

With respect to any product released from the SNS for the purpose of being provided to other BioShield contractors the USG agrees that it will exhaust all inventory from product delivered under contract HHSO1002006000019C (covered under P.L. 85-804).

At such time as the product delivered under contract HHS0100200600019C has expired (expected [**]), the USG will refer all BioShield contractors to Emergent for the purchase of AVA at fair and reasonable price, but not greater than $[**] per dose.

Notwithstanding, the terms of this clause, if the contractor does not permit the sale of AVA to any BioShield contractor, the USG can provide the product to any BioShield contractor.

f.	Subcontracts

The contractor shall submit all subcontracts with respect to PEP and extended expiry to the Contracting Officer.

g.	Data Rights

Data provided by or obtained from the contractor shall be solely for the purposes of negotiation and award of this contract. All such data shall be proprietary and confidential and, except or unless required by federal law, shall not be distributed outside of the USG without the advance written consent of the contractor.

Section C. Statement of Work

C.1 Vaccine Production and cGMP Compliance:

a)

The Contractor shall manufacture BioThrax? in accordance with current Good Manufacturing Practices (cGMP) guidelines. The Contractor shall manufacture 18.75 million doses of Final Drug Product (FDP) in 5 mL, ten dose vials in accordance with the delivery schedule.

b)	BioThrax® shall be shipped within one week of the scheduled shipment date in accordance with the delivery schedule in C.2, unless otherwise approved by the Contracting Officer.
c)

The Contractor shall perform all requisite assays and release tests, including but not limited to potency, identity, and stability testing in accordance with the FDA approved Biologic License Application (BLA-License Number 1755, STN 103821, and any approved change) .

d)	All BioThrax® delivered under this contract shall be labeled with an expiration date consistent with its then current product license at the time of manufacture.
e)	The Contractor shall provide primary and secondary points of contact who will be available 24 hours per day, seven days per week to be notified in case of a public health emergency.
f)

The Contractor shall provide BARDA 48 hours to review and comment (prior to the contractor summiting a document to the FDA), on submissions to FDA with regards to four-year dating, five- year dating, and PEP, with confidentiality restrictions and or redactions as applicable.

g)	The Contractor will be subject to quarterly inspections by the Project Officer or the Project Officer designee(s).
h)

The contractor shall use industry standards to pursue FDA approval for Post Exposure Prophylaxis (PEP) indication for BioThrax® during the period of performance of this contract. The prices in these CLINs (0005-0011) will be paid in accordance with the milestone schedule set forth in Section F.3 (b).

i)	The contractor shall use best commercially reasonable efforts to obtain FDA approval for a 4 year expiration dating for BioThrax® during the period of performance of this contract.
j)	The contractor shall use industry standards to pursue FDA approval for a 5-year expiration dating for BioThrax® during the period of performance of this contract.
k)	The contractor shall obtain an acceptable Cost Accounting Standards (CAS) system within [**] months of contract award.
l)	The product shall be delivered and shipped in accordance with cGMP (current Good Manufacturing Practices). The USG shall make payment for shipping to the SNS as set forth in CLIN 0014.

C.2 Delivery Schedule:

a)

The contractor shall ship BioThrax® to the SNS in accordance with Section B.5.c (Range of Doses), F.2 (Place and Method of Delivery), and within one week of the established delivery dates in Attachment #6 (Estimated Delivery Schedule) in Section J.

b)	The USG shall make payments for shipping set forth in CLIN 0014

C.3 Audits/Site Visits:

a)	Security: The USG shall perform a pre-award security audit and security audits as deemed necessary by the USG through the period of performance of the contract.
b)	Quality: The USG shall perform a pre-award quality audit, and quality audits on a quarterly basis or as deemed necessary by the USG through the period of performance of the contract.
c)

The USG shall provide 2 weeks advance notice prior to the Contractor of all site visits and audits. The notice will include a statement concerning the intended scope of the audit and a list of the required documents or access to personnel.

d)	All audits shall be conducted between 8am and 6pm Monday through Friday.

C.4 Monthly Meetings:

The contractor shall participate in a monthly meeting (teleconference) to discuss performance under the contract. The meetings will be scheduled by the Project Officer or Contracting Officer.

C.5 Reporting Requirements:

     See Section F.4

Section D – Packaging and Marking

D.1 Method of Delivery

     Unless otherwise specified by the Contracting Officer, delivery of the items other than BioThrax® to be furnished to the government under this contract (including invoices), shall be made by first class mail, overnight carrier, or e-mail.

D.2 Packaging

Packaging shall be consistent with the FDA approved labeling and packaging for this product at the time of manufacture.

Section E – Inspection and Acceptance

FAR Source	Title and Date
FAR Clause 52.243-1	Changes – Fixed Price (Aug 1987)
FAR Clause 52.246-1	Contractor Inspection Requirements (Apr 1984)
FAR Clause 52.246-2	Inspection of Supplies – Fixed Price (Aug 1996)
FAR Clause 52.246-16	Responsibility of Supplies (Apr 1984)

E.1 Inspection and Acceptance (July 1999)

     Inspection and acceptance of the articles, services, and documentation called for herein shall be accomplished by the Contracting Officer, or his duly authorized representative (who for the purposes of this contract shall be the Project Officer) at the destination of the articles, services or documentation.

Section F - Deliveries or Performance

FAR Source	Title and Date
FAR Clause 52.211-17	Delivery of Excess Quantities (Sept 1989)
FAR Clause 52.242-15	Stop Work Order (Aug 1989)
FAR Clause 52.242-15, Alt 1	Stop Work Order, Alternate 1 (Apr 1984)
FAR Clause 52.242-17	Government Delay of Work (Apr 1984)
FAR Clause, 52.247-34	FOB Destination (Nov 1991)

F.1 Period of Performance

The base period of performance of this contract is September 25, 2007 – September 24, 2010.

F. 2. Place and Method of Delivery

The delivery of this BioThrax®product shall be F.O.B. Destination to the SNS.

F.3 Contract Deliverables

a. The following deliverables are applicable to CLIN 0001-0004:

1) 18,750,000 doses of BioThrax® in accordance with the statement of work.

b. The following deliverables are applicable to CLIN 0005-0011:

The contractor shall submit a strategy for achieving a Post Exposure Prophylaxis Indication and once upon attaining an FDA approval for Post Exposure Prophylaxis (PEP) provide a copy of the approval notice to the Contracting Officer.

Milestone #1- Submission of Final Study Report (FSR) for Clinical Trial [**]
Milestone #2- Submission of FSR for [**] Studies 1&2 [**]
Milestone #3- Submission of FSR for [**] Study 1: [**]
Milestone #4- Submission of FSR for [**] Study 2: [**]
Milestone #5- Submission of FSR Clinical Trial: [**]
Milestone #6- Submission of BLA, [**]
Milestone #7- FDA Approval, [**]

c. The following deliverables are applicable to CLIN 0012:

1) The contractor shall submit a copy of the FDA approval documentation for 5 year expiry dating.

d. The following deliverables are applicable to CLIN 0013:

1)	The contractor shall submit a letter to the Contracting Officer within [**] months of award confirming compliance and implementation of CAS.

e. The following deliverables are applicable to CLIN 0014:

1)	invoice

F.4 Reporting Requirements

The Contractor shall submit to the Contracting Officer and to the Project Officer progress reports covering the work accomplished during each reporting period. These reports are subject to the technical inspection and requests for clarification by the Project Officer. These shall be brief and factual and prepared in accordance with the following format:

(1)     Monthly Progress Reports: On the tenth of each month, the Contractor shall submit a monthly progress report to the Project Officer and the Contracting Officer. A monthly report will not be required for the period when the final report is due. The Contractor shall submit one copy of the monthly progress report electronically via e-mail. Any attachments to the e-mail report shall be submitted in Microsoft Word or WordPerfect 9 or compatible version. Such reports shall include the following specific information:

a.	The contract number and title, the period of performance being reported, the contractor’s name and address, the author(s), and the date of submission;
b.	Section I – An introduction covering the purpose and scope of the contract effort;
c.

Section II – The report shall detail, document, and summarize the results of work done in performance of requirements of this contract during the period covered, and include a summary of work planned for the next reporting period. Production capacity assessment problems and recommendations to include:

i.	Raw material procurement status;
ii.	Inventory report of product manufactured and delivered to the USG under this contract;
iii.	Quality control testing and purity;
iv.	Quality control potency assessment;
v.	FDA inspections and consultation results or recommendations;
vi	Security assessment, problems and recommendations;
vii.	Physical storage monitoring and calibration reports for manufactured products.
viii.	Overall project assessment, problems encountered and recommended solutions, etc.
ix.	Status of seeking a PEP indication
x.	Status of seeking 4 year dating
d.

Section III – An explanation of any difference between planned progress and actual progress, why the differences have occurred, and, if behind planned progress, what corrective steps are planned. The project plan and delivery schedule will be updated in each Quarterly Report and compared to the baseline plan and delivery schedule.

(2)      Risk Mitigation Plan: The contractor shall submit a risk mitigation plan 90 days after contract award and shall update an updated plan on the anniversary of the contract award.

(3) Final Report: A final report is due 30 days prior to the end of the period of performance of the contract.

The Contractor shall deliver, within the time frames specified above, an original to the Contracting Officer and a copy to the Project Officer at the address shown on the face page of the contract, Block 9.

F.5 Excusable Delay

The contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. Furthermore, the Contractor will not be in default under this contract if it is unable to deliver AVA doses in accordance with any delivery schedule because of the action or inaction of the FDA, except to the extent that such action or inaction is a direct consequence of the negligence or willful misconduct of the Contractor. Additionally, the Contractor will not be in default of this contract in the event that deliveries are delayed as a result of another Government agency placing an order for AVA doses that is determined to have priority over this contract under the Defense Priority Allocation System or under any other reasonable legal justification. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement or any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch and shall promptly give written notice of the Contracting Officer of the cessation of such occurrence.

Section G – Contract Administration

G.1 Project Officer (Jul 1999)

The following Project Officer will represent the Government for the purpose of this contract:

Dr. Gerald R. Kovacs

Performance of the work hereunder shall be subject to the technical directions of the designated Project Officer for this contract.

As used herein, technical directions are directions to the Contractor, which fill in details, suggests possible lines of inquiry, or otherwise completes the general scope of work set forth herein. These technical directions must be within the general scope of work, and may not alter the scope of work or cause changes of such a nature as to justify an adjustment in the stated contract price/cost, or any stated limitation thereof. In the event that the Contractor feels that full implementation of any of these directions may exceed the scope of the contract, he or she shall notify the originator of the technical direction and the Contracting Officer in a letter separate of any required report(s) within two (2) weeks of the date of receipt of the technical direction and no action shall be taken pursuant to the direction. If the Contractor fails to provide the required notification within the said two (2) week period that any technical direction exceeds the scope of the contract, then it shall be deemed for purposes of this contract that the technical direction was within the scope. No technical direction, nor its fulfillment, shall alter or abrogate the rights and obligations fixed in this contract.

The Government Project Officer is not authorized to change any of the terms and conditions of this contract. Changes shall be made only by the Contracting Officer by properly written modification(s) to the contract. Any changes in Project Officer delegation will be made by the Contracting Officer in writing with a copy being furnished to the Contractor.

(End of Clause)

G.2 Payment by Electronic Funds Transfer – Central Contractor Registration or 52.232-33, Payment by Electronic Funds Transfer – Other than. (Mar 2004)

a)

The Government shall use electronic funds transfer to the maximum extent possible when making payments under this contract. FAR 52.232-34, Payment by Electronic Funds Transfer in Section I, requires the contractor to designate in writing a financial institution for receipt of electronic funds transfer payments.

b)

The contractor shall make the designation by submitting the form titled “ACH Vendor/Miscellaneous Payment Enrollment Form” to the address indicated below. Note: The form is either attached to this contract (see Section J, List of Attachments) or may be obtained by contacting the Contracting Officer.

c)	In cases where the contractor has previously provided such designation, i.e., pursuant to a prior contract/order, and been enrolled in the program, the form is not required.
d)	The completed form shall be mailed after award, but no later than 14 calendar days before an invoice is submitted, to the following address:

G.3 Invoice Submission (Jul 1999)

(a) The Contractor shall submit an original and three copies of contract invoices to the address shown below:

DHHS/OS/ASPR/BARDA
Attn.: Brian K. Goodger, Contracting Officer
330 Independence Ave., S.W.
Room G640

Washington, D.C. 20201

(b) The Contractor agrees to include (as a minimum) the following information on each invoice:

(1)	Contractor’s Name & Address
(2)	Contractor’s Tax Identification Number (TIN)
(3)	Contract Number
(4)	Invoice Number
(5)	Invoice Date
(6)	Contract Line Item Number
(7)	Quantity
(8)	Unit Price & Extended Amount for each line item
(9)	Total Amount of Invoice
(10)	Name, title and telephone number of person to be notified in the event of a defective invoice
(11)	Payment Address, if different from the information in (c)(1).

(End of Clause)

G.4 Evaluation of Contractor Performance (Service) (Jan 2000)

(a)

Purpose: In accordance with FAR 42.1502, the contractor's performance will be periodically evaluated by the government, in order to provide current information for source selection purposes. These evaluations will therefore be marked “Source Selection Information.”

(b)	Performance Evaluation Period: The contractor's performance will be evaluated at least annually.
(c)	Evaluators : The performance evaluation will be completed jointly by the Project officer and the Contracting officer.
(d)	Performance Evaluation Factors: The contractor's performance will be evaluated in accordance with the attachment listed in Section J titled Performance Evaluation Report.
(e)

Contractor Review: A copy of the evaluation will be provided to the contractor as soon as practicable after completion of the evaluation. The contractor shall submit comments, rebutting statements, or additional information to the Contracting Officer within 30 calendar days after receipt of the evaluation.

(f)

Resolving Disagreements Between the Government and the Contractor: Disagreements between the parties regarding the evaluation will be reviewed at a level above the Contracting Officer. The ultimate conclusion on the performance evaluation is a decision of the contracting agency. Copies of the evaluation, contractor's response, and review comments, if any, will be retained as part of the evaluation.

(g)

Release of Contractor Performance Evaluation Information: The completed evaluation will not be released to other than Government personnel and the contractor whose performance is being evaluated. Disclosure of such information could cause harm both to the commercial interest of the Government and to the competitive position of the contractor being evaluated as well as impede the efficiency of Government operations.

(h)

Source Selection Information: Departments and agencies may share past performance information with other Government departments and agencies when requested to support future award decisions. The information may be provided through interview and/or by sending the evaluation and comment document to the requesting source selection official.

(i)

Retention Period: The agency will retain past performance information for a maximum period of three years after completion of contract performance for the purpose of providing source selection information for future contract awards.

(End of Clause)

G.5 Contracting Officer (Jul 1999)

(a) The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

(b) No information, other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the United States Government, or otherwise, shall be considered grounds for deviation from any stipulation of this contract.

(End of Clause)

G.6 Contract Communications/Correspondence (Jul 1999)

The contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting thereon the contract number from Page 1 of the contract.
(End of Clause)

G.7 Notice Prior to Publication

The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Contracting Officer; provided however, that no such notice is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity; for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to 3rd parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions. .

G.8 Press Releases

1.     Pursuant to Public Law(s) cited in paragraph (2), below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: the percentage of the total costs of the program or project which will be financed with Federal money; the dollar amount of Federal funds for the project or program; and the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

2	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-447 ,
	Title V - General Provisions, Section 506	2007	10/1/06 - 9/30/07

G.9 Reporting Matters Involving Fraud, Waste, and Abuse

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

G.10 Notification of Utilization

The USG agrees to notify the contractor of any ultimate use of the government owned vaccine provided by the contractor to the SNS. This information is necessary for the investigation of adverse event claims and adverse event reporting.

The notice shall include the recipient, intended purpose of the use, projected date of use, number of doses, and the lot number from which the product will be used.

Section H – Special Contract Requirements

H.1 Prohibition on the Use of Appropriated Funds for Lobbying Activities (Jul 1999)

The contractor is hereby notified of the restrictions on the use of Department of Health and Human Service's funding for lobbying of Federal, State and Local legislative bodies.

Section 1352 of Title 10, United Stated Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement. For additional information of prohibitions against lobbying activities, see FAR Subpart 3.8 and FAR Clause 52.203-12.

In addition, the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress, or any State or Local legislative body itself.

The current Department of Health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any State or Local legislature.

(End of Clause)

H.2 Representations, Certifications and Other Statements of Offerors (Jul 1999)

The Representations, Certifications and Other Statements of Offerors submitted by Emergent BioDefense dated 8/6/07 are hereby incorporated by reference, with the same force and effect as if they were given in full text.

(End of Clause)

H.3 Privacy Act Applicability (Apr 2000)

(a) Notification is hereby given that the contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the Government. The contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act. A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at http://www.gpoaccess.gov/cfr/index.html

(b) The Project Officer is hereby designated as the official who is responsible for monitoring contractor compliance with the Privacy Act.

(c) The contractor shall follow the Privacy Act guidance as contained in the Privacy Act system notice to be provided by the Government (See Section J, List of Attachments).

(End of Clause)

Note: Clinical trials cannot be initiated until the System Notice has been published and the Contracting Officer notifies the contractor.

H.4 Laboratory License Requirements (May 1998)

The contractor shall comply with all applicable requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended). This requirement shall also be included in any subcontract for services under the contract.

(End of Clause)

H.5 Dissemination of Information (May 1998)

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the Project Officer, which approval shall not be unreasonably withheld, conditioned, or delayed; provided, however, that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions.

(End of Clause)

H.6 Identification and Disposition of Data

The contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS). DHHS reserves the right to review any other data determined by DHHS to be relevant to this contract. The contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

H.7 Incorporation of Technical Proposal (May 1998)

The contractor's Technical Proposal included in its Final Proposal Revision dated 8/6/07, along with subsequent change pages dated 8/15/07 & 8/21/07 submitted in response to RFP HHS-OPHEMC-VB-07-02, and contractor’s final proposal revision dated 9/24/07 is hereby incorporated into the contract by reference. The contractor shall perform the work substantially as set forth in the technical proposal. Any revisions to the technical proposal that would significantly alter the technical approach must be approved in writing by the Contracting Officer. In the event of a conflict between Section C, Statement of Work, and the Contractor’s technical proposal, Section C will take precedence.
(End of Clause)

H.8 Year 2000 Compliance (Jul 1999)

Unless elsewhere exempted, information technology (if any) to be acquired under this contract/purchase order, which will be required to perform date/time processing involving dates subsequent to December 31, 1999, shall be Year 2000 compliant as defined in Federal Acquisition Regulation Part 39.002.

(End of Clause)

H.9 Security Plan Requirements

The work performed at the contractor’s facility for manufacturing, storage, and distribution will be performed under a detailed security plan that ensures against theft, tampering or destruction of the BioThrax® and documents pertaining to the BioThrax®. The contractor shall develop a written Security Plan, for the protection of physical facilities, using for example, fencing, controlled access, surveillance equipment, 2-person integrity rule, tamper evident packaging, and armed guards. The Security Plan shall describe the procedures to be utilized to control the general internal operations of the firm and a description of contractor’s facility(ies) in which the work will be performed-including any subcontractors. Also, the contractor shall submit to the government a list of all employees involved in production under this contract. This list shall include the employee’s full name, date of birth, and Social Security number. The government shall retain this list in confidence, and use it only to compare the information contained therein against the government’s list or lists of known or suspected terrorists or threats. The Security Plan shall also include the contractor’s plans for conducting background investigations for all employees and subcontractors who will have access to the manufacturing and storage of the BioThrax®.

This plan shall ensure confidentiality and integrity of and timely access by authorized individuals to data, information and information technology systems, and consistent with OMB Circular A-130, Appendix III. This plan shall include the security measures to be used to protect the BioThrax® to be stored at the contractor’s facility (e.g., refrigeration/freezer alarm systems, backup electrical power generator systems, etc.), and the contingency plan to accommodate any manufacturing and storage problems caused by natural or man-made disasters, power loss, refrigerant loss, equipment failures, etc.

Performance of work under this contract shall be in accordance with this written Security Plan.

H.10 Protection of Human Subjects

(a)

No contract involving human subjects research shall be awarded until acceptable assurance has been given that the project or activity will be subject to initial and continuing review by an appropriate institutional review committee(s) as described in 45 CFR Part 46. Contracts involving human subjects will not be awarded to an individual unless the individual is affiliated with or sponsored by an institution that has an Office for Human Research Protections (OHRP) approved assurance of compliance in place and will assume responsibility for safeguarding the human subjects involved. The OHRP web site is: http://www.hhs.gov/ohrp. The contractor further agrees to provide certification at least annually that the institutional review board has reviewed and approved the procedures which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

(b)

The contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract in a proper manner and as safely as is feasible. The parties hereto agree that the contractor retains the right to control and direct the performance of all work under this contract. Nothing in this contract shall be deemed to constitute the contractor or any subcontractor, agent or employee of the contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the contractor or its employees.

(c)

If at any time during performance of this contract, the Contracting Officer determines, in consultation with the OHRP, that the contractor if not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the contractor corrects such noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing.

(d)

If the contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OHRP, terminate this contract in whole or in part, and the contractor name may be removed from the list of those contractors with approved Health and Human Services Human Subject Assurances.

H.11 Information on Compliance with Animal Care Requirements

Registration with the U. S. Dept. of Agriculture (USDA) is required to use regulated species of animals for biomedical purposes. The USDA office contact information is available at http://www.aphis.usda.gov/ac/acorg.html . They are responsible for the enforcement of the Animal Welfare Act (7 U.S.C. 2131 et. seq.), http://www.nal.usda.gov/awic/legislat/awa.htm .

The Public Health Service (PHS) Policy is administered by the Office of Laboratory Animal Welfare (OLAW) http://grants2.nih.gov/grants/olaw/olaw.htm . An essential requirement of the PHS Policy http://grants2.nih.gov/grants/olaw/references/phspol.htm is that every institution using live vertebrate animals must obtain an approved assurance from OLAW before they can receive funding from any component of the U. S. Public Health Service.

The PHS Policy requires that Assured institutions base their programs of animal care and use on the Guide for the Care and Use of Laboratory Animals http://www.nap.edu/readingroom/books/labrats/ and that they comply with the regulations (9 CFR, Subchapter A) http://www.nal.usda.gov/awic/legislat/usdaleg1.htm issued by the U.S. Department of Agriculture (USDA) under the Animal Welfare Act. The Guide may differ from USDA regulations in some respects. Compliance with the USDA regulations is an absolute requirement of this Policy.

The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) http://www.aaalac.org is a professional organization that inspects and evaluates programs of animal care for institutions at their request. Those that meet the high standards are given the Accredited status. As of the 2002 revision of the PHS Policy, the only accrediting body recognized by PHS is the AAALAC. While AAALAC Accreditation is not required to conduct biomedical research, it is highly desirable. AAALAC uses the Guide as their primary evaluation tool. They also use the Guide for the Care and Use of Agricultural Animals in Agricultural Research and Teaching. It is published by the Federated of Animal Science Societies http://www.fass.org .

H.12 Requirements for Adequate Assurance of Protection of Vertebrate Animal Subjects

The PHS Policy on Humane Care and Use of Laboratory Animals requires that applicant organizations proposing to use vertebrate animals file a written Animal Welfare Assurance with the Office for Laboratory Animal Welfare (OLAW), establishing appropriate policies and procedures to ensure the humane care and use of live vertebrate animals involved in research activities supported by the PHS. The PHS Policy stipulates that an applicant organization, whether domestic or foreign, bears responsibility for the humane care and use of animals in PHS-supported research activities. Also, the PHS policy defines “animal” as “any live, vertebrate animal used, or intended for use, in research, research training, experimentation, biological testing or for related purposes.” This Policy implements and supplements the U.S. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing, Research, and Training, and requires that institutions use the Guide for the Care and Use of Laboratory Animals as a basis for developing and implementing an institutional animal care and use program. This Policy does not affect applicable State or local laws or regulations that impose more stringent standards for the care and use of laboratory animals. All institutions are required to comply, as applicable, with the Animal Welfare Act as amended (7 USC 2131 et. seq.) and other Federal statutes and regulations relating to animals. These documents are available from the Office of Laboratory Animal Welfare, National Institutes of Health, Bethesda, MD 20892, (301) 496-7163. See http://grants.nih.gov/grants/olaw/olaw.htm .

No PHS supported work for research involving vertebrate animals will be conducted by an organization, unless that organization is operating in accordance with an approved Animal Welfare Assurance and provides verification that the Institutional Animal Care and Use Committee (IACUC) has reviewed and approved the proposed activity in accordance with the PHS policy. Applications may be referred by the PHS back to the institution for further review in the case of apparent or potential violations of the PHS Policy. No award to an individual will be made unless that individual is affiliated with an assured organization that accepts responsibility for compliance with the PHS Policy. Foreign applicant organizations applying for PHS awards for activities involving vertebrate animals are required to comply with PHS Policy or provide evidence that acceptable standards for the humane care and use of animals will be met. Foreign applicant organizations are not required to submit IACUC approval.

H.13 Care of Live Vertebrate Animals

1

Before undertaking performance of any contract involving research on live, vertebrate animals, the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2316 and 9 CFR Section 2.30. The contractor shall furnish evidence of such registration to the Contracting Officer.

2

The contractor shall acquire animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2131-2157 and 9 CFR Sections 2.1-2.11, or from a source that is exempt from licensing under those sections.

3

The contractor agrees that the care and use of any live, vertebrate animals used or intended for use in the performance of this contract will conform with the PHS Policy on Humane Care and Use of Laboratory Animals, the current Animal Welfare Assurance, the Guide for the Care and Use of Laboratory Animals prepared by the Institute of Laboratory Animal Resources, and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR Subchapter A, Parts 1-3). In case of conflict between standards, the more stringent standard shall be used.

4

If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (1) through (3) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer's written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the contractor's name may be removed from the list of those contractors with approved Public Health Service Animal Welfare Assurances.

The contractor may request registration of its facility and a current listing of licensed dealers from the Animal Care Sector Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the sector in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program, may be obtained by contacting: Animal Care Staff USDA/APHIS 4700 River Road, Unit 84 Riverdale, MD 20737 (301) 734-4980. Contractors proposing research that involves live, vertebrate animals will be contacted by OLAW and given detailed instructions on filing a written Animal Welfare Assurance with the PHS. Contractors are encouraged to visit the OLAW website at http://grants.nih.gov/grants/olaw/olaw.htm for additional information. OLAW may be contacted at the National Institutes of Health at (301) 594-2289.

H.14 Approval of Required Assurance by OLAW

Under governing regulations, federal funds which are administered by the Department of Health and Human Services, Office of Research & Development Coordination (ORDC) shall not be expended by the contractor for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the contractor under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 is submitted within 30 days of the date of this award and approved by the Office of Laboratory Animal Welfare (OLAW). Each performance site (if any) must also assure compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 with the following restriction: Only activities which do not directly involve live vertebrate animals (i.e. are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by the contractor or individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28. Additional information regarding OLAW may be obtained via the Internet at http://grants2.nih.gov/grants/olaw/olawaddr.htm .

H.15 Liability Protection under the PREP Act

The Public Readiness & Emergency Preparedness Act (PREP Act), Pub. L. 109-148, Division C, 119 Stat. 2818 to 2832, amended the Public Health Service Act, 42, U.S.C. 243 et seq., to provide targeted liability protections. The Government agrees that the medical countermeasure delivered by the contractor under this contract will not be administered in humans, unless the Secretary executes a declaration in accordance with section 319F-3(b) of the Public Health Service Act, 42, U.S.C. 247-d-6d, that the medical countermeasure delivered under this contract is a covered countermeasure to which section 319-F3(a) applies subject to the terms and conditions of the declaration.

H.16 Manufacturing Standards

The Current Good Manufacturing Practice Regulations (cGMP)(21 CFR Parts 210-211) will be the standard to be applied for manufacturing, processing and packaging of this product.

If at any time during the life of the contract, the Contractor fails to comply with cGMP in the manufacturing, processing and packaging of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by CBER and CDER, the contractor shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure. If the contractor fails to take such an action within the thirty (30) calendar day period, then the contract may be terminated.

H.17. Prohibition on Contractor Involvement with Terrorist Activities

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to Executive Order 13224 and Public Law 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

H.18 Registration with the Select Agent Program for Work Involving the Possession, Use, and/or Transfer of Select Biological Agents or Toxins

Work involving select biological agents or toxins shall not be conducted under this contract until the contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the OPHEMC, Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73. No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (http://www.cdc.gov/od/sap/docs/42cfr73.pdf ) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73. When requested by the contracting officer, the contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://www.cdc.gov/od/sap/.

PART II – CONTRACT CLAUSES

Section I – CONTRACT CLAUSES

I.1. 52.212-4 Contract Terms and Conditions - Commercial Items (Jul 2005) is incorporated by reference.

I.2. 52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders-Commercial Items (Jul 2005)

Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items (June 2007)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.233-3, Protest After Award ( Aug  1996) (31 U.S.C. 3553).

(2) 52.233-4, Applicable Law for Breach of Contract Claim (Oct 2004) (Pub. L. 108-77, 108-78)

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

X	(1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Jul 1995), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).
__	(2) 52.219-3, Notice of Total HUB Zone Set-Aside (Jan 1999) (15 U.S.C. 657a).
__

(3) 52.219-4, Notice of Price Evaluation Preference for HUB Zone Small Business Concerns (July 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

__	(4) removed
__ (ii) Alternate I (Mar 1999) of 52.219-5.
__ (iii) Alternate II (June 2003) of 52.219-5.
__	(5) (i) 52.219-6, Notice of Total Small Business Set-Aside (June 2003) (15 U.S.C. 644).
__ (ii) Alternate I (Oct 1995) of 52.219-6.
__ (iii) Alternate II (Mar 2004) of 52.219-6.
__	(6) (i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).
__ (ii) Alternate I (Oct 1995) of 52.219-7.
__ (iii) Alternate II (Mar 2004) of 52.219-7.
X	(7) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d) (2) and (3).
X	(8) (i) 52.219-9, Small Business Subcontracting Plan (July 2005) (15 U.S.C. 637(d) (4).
__ (ii) Alternate I (Oct 2001) of 52.219-9.
__ (iii) Alternate II (Oct 2001) of 52.219-9.
__	(9) 52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a) (14).
__	(10) 52.219-16 Liquidated Damages-Subcontracting Plan (Jan 1999) (15 U.S.C. 637 (d)(4)(f)(i)
__

(11) (i)  52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (July 2005) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

__ (ii) Alternate I (June 2003) of 52.219-23.
__	(12) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (Oct 1999) (Pub). L. 103-355, section 7102, and 10 U.S.C. 2323).
__	(13) 52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (Oct 2000) (Pub). L. 103-355, section 7102, and 10 U.S.C. 2323).
__	(14) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004).
__	(15) 52.219-28, Post Award Small Business Program Representative (June 2007) (15 U.S.C. 632(a)(2)
X	(16) 52.222-3, Convict Labor (Jun 2003) (E.O. 11755)
X	(17) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (June 2004) (E.O. 13126).
X	(18) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).
X	(19) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).
X	(20) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).
X	(21) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).
X	(22) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).
__	(23) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).
__	(24) (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (Aug 2000) (42 U.S.C. 6962(c) (3) (A) (ii)).
__ (ii) Alternate I (Aug 2000) of 52.223-9 (42 U.S.C. 6962(i) (2) (C)).
__	(25) 52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. 10a-10d).
__	(26) (i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (Jan 2005) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L. 108-77, 108-78, 108-286).
__ (ii) Alternate I (Jan 2004) of 52.225-3.
__ (iii) Alternate II (Jan 2004) of 52.225-3.
__	(27) 52.225-5, Trade Agreements (Jan 2005) (19 U.S.C. 2501, et seq ., 19 U.S.C. 3301 note).
__	(28) 52.225-13, Restrictions on Certain Foreign Purchases (Mar 2005) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).
___	(29) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (42 U.S.C. 5150)
___	(30) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area.
___	(31) 52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307 (f)

__	(32) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
X	(33) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (Oct 2003)
(31 U.S.C. 3332).
__	(34) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (May 1999)
(31 U.S.C. 3332).
__	(35) 52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).
__	(36) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).
__	(37) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Apr 2003)
(46 U.S.C. App. 1241 and 10 U.S.C. 2631).
__ (ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[ Contracting Officer check as appropriate.]

__ (1) 52.222	41, Service Contract Act of 1965, as Amended (July 2005) (41 U.S.C. 351, et seq .).
__ (2) 52.222	42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq .).
__ (3) 52.222	43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq .).
__ (4) 52.222	44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Feb 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq .).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i)      52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d) (2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).
(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).
(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).
(v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).
(vi) 52.222-41, Service Contract Act of 1965, as Amended (July 2005), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq .).

(vii)     52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Apr 2003) (46 U.S.C. App. 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

Alt 1 (FEB 2000). As prescribed in 12.301(b)(4), delete paragraph (d) from the basic clause, re-designate paragraph (e) as paragraph (d), and revise the reference to “paragraphs (a), (b), (c), or (d) of this clause in the re-designated paragraph (d) to read “paragraphs (a), (b), and (c) of this clause”.

I.2. HHSAR Addenda

Department of Health & Human Services Acquisition Regulation (HHSAR) (48 CFR CHAPTER 3) Clauses

HHSAR
Clause No.	Title	Date
1. HHSAR 352.202-1	Definitions	Jan-01
2. HHSAR 352.223-70	Safety and Health	Jan-06
3. HHSAR 352.224-70	Confidentiality of Information	Jan-06
4. HHSAR 352.232-9	Withholding of Contractor Payments	Apr-84
5. HHSAR 352.270-4	Pricing of Adjustments	Jan-01
6. HHSAR 352.270-5	Key Personnel	Jan-06
7. HHSAR 352.270-6	Publication & Publicity	Jul-91
8. HHSAR 352.270-7	Paperwork Reduction Act	Jul-91
9. HHSAR 352.270-8	Protection of Human Subjects	Jan-06

     Note: The Office for Human Research Protections (OHRP), Office of the Secretary (OS), Department of Health and Human Services (DHHS) is the office responsible for oversight of the Protection of Human subjects and should replace Office for Protection from Research Risks (OPRR), National Institutes of Health (NIH) wherever it appears in this clause.

10. HHSAR 352.270-9	Care of Live Vertebrate Animals	Jan-06
11. HHSAR 352.270-10	Anti-Lobbying	Jan-06

I.3. FAR Addenda

Federal Acquisition Regulation (FAR) (48 CFR CHAPTER 1) Clauses

FAR
Clause No.	Title	Date
1. FAR 52.243-1	Changes-Fixed Price	Aug-87
2. FAR 52.249-2	Termination for Convenience	May-04
of the Government (fixed price)
3. FAR 52.249-8	Default (fixed price supply and	Apr-84
Service) (over $100,000)

PART III – List of Documents, Exhibits, and other attachments

SECTION J - LIST OF ATTACHMENTS

The following Attachments are provided in full text with this Solicitation:

1	Summary of Related Activities
2	Protection of Human Subjects
3	Disclosure of Lobbying Activities
4	Invoice Instructions for Fixed Price Contracts
5	Performance Evaluation Report
6	Detailed Delivery Schedule
7	ACH Vendor/Miscellaneous Payment Enrollment Form
8	Subcontracting Plan

Summary of Related Activities for Post-Exposure Prophylaxis Development Program

The following specific information must be provided by the offeror pertaining to the Project Director, Principal Investigator, and each of any other proposed key professional individuals designated for performance under any resulting contract.

a.     Identify the total amount of all presently active federal contracts/cooperative agreements/grants and commercial agreements citing the committed levels of effort for those projects for each of the key individuals* in this proposal.

Name and Title/Position: [**]

Identifying Number	Agency	Effort Committed
1. 1 R34AI070321-01	NIH	15%
2. HHSN272200700034C	NIH	25%

Name and Title/Position: [**]

Identifying Number	Agency	Effort Committed
1. 1 U01AI060624-01	NIH	10%
2. HHSN272200700034C	NIH	10%

*If an individual has no obligation(s), so state.

The following Key Personnel have no current obligations: [**]

b.     Provide the total number of outstanding proposals, exclusive of the instant proposal, having been submitted by your organization, not presently accepted but in an anticipatory stage, which will commit levels of effort by the proposed professional individuals*.

Name and Title/Position: [**]

Identifying Number	Agency	Effort Committed
1. 1 R34AI072046-01	NIH	15%
2. 1 U01AI070486-01	NIH	5%

Name and Title/Position: [**]

Identifying Number	Agency	Effort Committed
1. 1 U01AI070486-01	NIH	5%

Name and Title/Position: [**]

Identifying Number	Agency	Effort Committed
1. 1 R34AI072046-01	NIH	10%
2. 1 U01AI070486-01	NIH	25%

*If no commitment of effort is intended, so state.

The following Key Personnel have no current obligations.

c.     Provide a statement of the level of effort to be dedicated to any resultant contract awarded to your organization for those individuals designated and cited in this proposal.

Name	Title/Position	Proposed Effort
1. [**].	[**]	10%
2. [**]	[**]	10%
3. [**]	[**]	20%

Summary of Related Activities for Five Year Expiry Program

The following specific information must be provided by the offeror pertaining to the Project Director, Principal Investigator, and each of any other proposed key professional individuals designated for performance under any resulting contract.

a.     Identify the total amount of all presently active federal contracts/cooperative agreements/grants and commercial agreements citing the committed levels of effort for those projects for each of the key individuals* in this proposal.

Name and Title/Position: [**]
Identifying Number	Agency	Effort Committed
1. DAMD17-97-D-0003	DoD	25%
2. W9113M-04-D-0002	DoD	25%
Name and Title/Position: [**]
Identifying Number	Agency	Effort Committed
1. DAMD17-97-D-0003	DoD	25%
2. W9113M-04-D-0002	DoD	25%

*If an individual has no obligation(s), so state.

a.

Provide the total number of outstanding proposals, exclusive of the instant proposal, having been submitted by your organization, not presently accepted but in an anticipatory stage, which will commit levels of effort by the proposed professional individuals* .

Name and Title/Position: [**]
Identifying Number	Agency	Effort Committed
1. W9113M-06-R-0016	DoD	25%
Name and Title/Position: [**]
Identifying Number	Agency	Effort Committed
1. W9113M-06-R-0016	DoD	25%

*If no commitment of effort is intended, so state.

c.     Provide a statement of the level of effort to be dedicated to any resultant contract awarded to your organization for those individuals designated and cited in this proposal.

Name                     Title/Position                           Proposed Effort
1. [**]                         [**]                               10%

2. [**]                         [**]                               10%

OMB No. 0990-0263
Approved for use through 11/30/2008

Protection of Human Subjects
Assurance Identification/IRB Certification/Declaration of Exemption
(Common Rule)

Policy: Research activities involving human subjects may not be conducted or supported by the Departments and Agencies adopting the Common Rule (56FR28003, June 18, 1991) unless the activities are exempt from or approved in accordance with the Common Rule. See section 101(b) of the Common Rule for exemptions. Institutions submitting applications or proposals for support must submit certification of appropriate Institutional Review Board (IRB) review and approval to the Department or Agency in accordance with the Common Rule.

Institutions must have an assurance of compliance that applies to the research to be conducted and should submit certification of IRB review and approval with each application or proposal unless otherwise advised by the Department or Agency.

1. Request Type	2. Type of Mechanism	3. Name of Federal Department or Agency and, if known, Application or Proposal Identification No.
[X] ORIGINAL [] CONTINUATION [] EXEMPTION	[] GRANT [X] CONTRACT [] FELLOWSHIP [] COOPERATIVE AGREEMENT [] OTHER:________________	FDA, IND# 13068 Western IRB, Olympia, Washington, IRB # 00000533

4. Title of Application or Activity	5. Name of Principal Investigator, Program Director, Fellow, or Other
Protocol AVA.005; Immunogenicity Study of A Three – Dose Subcutaneous Biothrax■ Regimen for Post-Exposure Prophylaxis in Healthy Adults	Robert Hopkins, Program Director Peter Rogge MD, Principal Investigator Serena Mraz MD, Principal Investigator Scott Parker MD, Principal Investigator Richard Greenburg MD, Principal Investigator Frank Hampel, MD, Principal Investigator

6. Assurance Status of this Project *(Respond to one of the following)*

[ ] This Assurance, on file with Department of Health and Human Services, covers this activity:
Assurance Identification No.____________________, the expiration date__________ IRB Registration No. ______________

[ ] This Assurance, on file with *(agency/dept)*______________________________________, covers this activity.
Assurance No.________________, the expiration date__________ IRB Registration/Identification No.______________ *(if applicable)*

[X] No assurance has been filed for this institution. This institution declares that it will provide an Assurance and Certification of IRB review and approval upon request.

[ ] Exemption Status: Human subjects are involved, but this activity qualifies for exemption under Section 101(b), paragraph__________.

7. Certification of IRB Review (Respond to one of the following IF you have an Assurance on file)

[ ] This activity has been reviewed and approved by the IRB in accordance with the Common Rule and any other governing regulations.
by: [X] Full IRB Review on (date of IRB meeting) 14 –June-2006 or [ ] Expedited Review on (date)
[ ] If less than one year approval, provide expiration date ________________

[ ] This activity contains multiple projects, some of which have not been reviewed. The IRB has granted approval on condition that all projects covered by the Common Rule will be reviewed and approved before they are initiated and that appropriate further certification will be submitted.

8. Comments
FWA # was not requested as this clinical study as it is not federally funded. Registration of this study is filed with FDA, IND # 13068 and has been reviewed by, Western IRB, Olympia, Washington IRB review#: IRB00000553

9. The official signing below certifies that the information provided above is correct and that, as required, future reviews will be performed until study closure and certification will be provided.	10. Name and Address of Institution
11. Phone No. *(with area code)* 301-994-0136 12. Fax No. *(with area code)* 301-590-1252 13. Email: hopkinsr@ebsi.com	Emergent BioSolutions, Inc. 300 Professional Drive, Suite 100 Gaithersburg, MD 20879
14. Name of Official Robert Hopkins, MD, MPH & T.M.	15. Title Vice President, Clinical Development
16. Signature /s/ Robert Hopkins	17. Date 5/23/07

Authorized for local Reproduction Sponsored by HHS
Public reporting burden for this collection of information is estimated to average less than an hour per response. An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a currently valid OMB control number. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to: OS Reports Clearance Officer, Room 503 200 Independence Avenue, S.W., Washington, DC 20201. *Do not return the completed form to this address.*

Approved by OMB

0348-0046

Disclosure of Lobbying Activities

Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352

(See reverse for public burden disclosure)

Schedule A to Form LLL
Solicitation Number HHS-OPHEMC-VB-07-02
September 20, 2007

Registrant	Lobbyists

Dalrymple & Associates	Dalrymple, Dack
1926 N Street N.W. 3rd Floor
Washington, DC 20007

DC Navigators	Anderson, Philmore B.
901 7th Street, Ste. 200	Christie, Ron
Washington, DC 20001	Conda, Ceasar V.
Cox, Christopher C.
Pitts, Jim

Hecht, Spencer & Associates, Inc.	Hecht, William H.
499 South Capitol Street, S.W., Ste 507	Hecht, Timothy P.
Washington, DC 20003	Phifer Jr, Franklin C.
Spencer, Stuart

The OB-C Group, LLC	Johnson, Michael S.
1350 Eye Street, N.W.	Keating, Thomas J.
Washington, DC 20005	Marsh, Robert H.
Mellody, Charles J.

Pillsbury Winthrop Shaw Pittman LLP	Cannon, Joseph
2300 N Street, N.W.
Washington, DC 20037

McKenna Long & Aldridge LLP	Clerici, John
1900 K Street	Farry, Douglas
Washington, DC 20006	Schwarz, David

Attachment # 04

INVOICE INSTRUCTIONS FOR FIXED-PRICE CONTRACTS.

General The contractor shall submit vouchers or invoices as prescribed herein.

Format Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, and Standard Form 1035, Public Voucher for Purchases and Services Other than Personal--Continuation Sheet, or the payee's letterhead or self-designed form should be used to submit claims for reimbursement.

Number of Copies As indicated in the contract.

Frequency Invoices submitted in accordance with the Payment Clause shall be submitted upon delivery of goods or services unless otherwise authorized by the contracting officer.

Preparation and Itemization of the Invoice The invoice shall be prepared as follows:

(a) Designated Billing Office and address:

HHS/OPHEP/ORDC
200 Independence Ave, Room 636G
Washington DC 20201
ATTN: Contract Specialist

(b) Invoice Number
(c) Date of Invoice
(d) Contract number and date
(e) Payee's name and address. Show the contractor's name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.
(f) Description of goods or services, quantity, unit price, (where appropriate), and total amount.
(g) Charges for freight or express shipments other than F.O.B. destination. (If shipped by freight or express and charges are more than $25, attach prepaid bill.)
(h) Equipment If there is a contract clause authorizing the purchase of any item of equipment, the final invoice must contain a statement indicating that no item of equipment was purchased or include a completed form HHS-565, Report of Capitalized Nonexpendable Equipment.

Currency Where payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Attachment 5

BioMedical Advanced Research & Development Authority (BARDA)
Contractor Performance Report

FINAL REPORT INTERIM REPORT

REPORTING PERIOD: (from) September 25, 2007 (to) September 24, 2008

CONTRACTING OFFICE (ICD, Location): DHHS/OS/ASPR/BARDA

Room G640

330 Independence Ave S.W.

Washington, D.C. 20201

CONTRACT NUMBER: HHSO100200700037C

CONTRACTOR’S NAME: Emergent BioDefense

ADDRESS:            3500 N. Martin Luther King, Jr. Blvd.
                Lansing, MI 48906-2933

CONTRACT AWARD DATE: September 25, 2007

CONTRACT EXPIRATION DATE: September 24, 2010

CONTRACT VALUE: $446,650,001

DESCRIPTION OF REQUIREMENT (Title): “Anthrax Vaccine Adsorbed (AVA) for the Strategic National Stockpile”

RATINGS

Summarize contractor performance and Bold and Enlarge the number that corresponds to the rating for each rating category. (See attached Rating Guidelines) and provide comments to support the rating.

1.      QUALITY OF PRODUCT OR SERVICE       Rating 0 1 2 3 4 5

Comments:

2.     COST CONTROL                         Rating 0 1 2 3 4 5

Comments:

3.     TIMELINESS OF PERFORMANCE           Rating 0 1 2 3 4 5

Comments:

4.     BUSINESS RELATIONS                Rating 0 1 2 3 4 5

Comments:

5.     SUBCONTRACTS (Bold and Enlarge one)

Are subcontracts involved? Yes or No (bold one)

Comments:

6.     KEY PERSONNEL

PROJECT MANAGER/PRINCIPAL INVESTIGATOR (name):

Comments:

7.     SMALL BUSINESS SUBCONTRACTING PLAN

     Did the Contractor meet the goals set forth in its Subcontracting Plan? (See FAR 15.305(a)(2)(v) and FAR 19.7)

Yes No

Comments: (optional)

8.     SMALL DISADVANTAGED BUSINESS GOALS

     Did the Contractor meet its small disadvantaged business participation goals? (See FAR 15.305(a)(2)(v) and FAR 19.1202)

Yes No N/A

Comments: (optional)

9.     CUSTOMER SATISFACTION (Bold and Enlarge one)

Is/Was the contractor committed to customer satisfaction?

Yes No (Bold and Enlarge one)

If this is the Final Report, would you recommend selection of this firm again? Yes No (Bold and Enlarge one)

Signature Page Follows

1.     HHS PROJECT OFFICER (name): Dr. Gerry Kovacs

     SIGNATURE: __________________________ Date _____________

2.      CONTRACTING OFFICER CONCURRENCE: (Initial)       Date:

         Brian Goodger

3.      CONTRACTOR'S REVIEW:

Were comments or additional information provided?
Yes No (Circle one)

If yes, they are:

On file in:                 ___________________

(Location)               (Phone)

     Attached: (Check if attached)

4.      AGENCY REVIEW:

Were contractor comments reviewed at a level above the contracting officer? Yes No (Circle one)

If yes, Agency Decision is:

On file in:      ____________

(Location)                    (Phone)

Attached: (Check if attached)

5.      SUMMARY RATINGS:

QUALITY:

COST CONTROL:

     TIMELINESS OF PERFORMANCE:

     BUSINESS RELATIONS:

7.      CONTRACTING OFFICER (name):

     SIGNATURE:                        Date: ___________

     Phone:                  FAX:

     Internet Address:

Attachment 5

Contractor Performance System (CPS)
Rating Guidelines

Quality of Product or Service

0 = Unsatisfactory 1 = Poor 2 = Fair 3 = Good 4 = Excellent 5 = Outstanding

Unsatisfactory

Non-conformances are jeopardizing the achievement of contract requirements, despite use of Agency resources. Recovery is not likely. If performance cannot be substantially corrected, it constitutes a significant impediment in consideration for future awards containing similar requirements.

Poor	Overall compliance requires significant Agency resources to ensure achievement of contract requirements.
Fair	Overall compliance requires minor Agency resources to ensure achievement of contract requirements.
Good	There are no, or very minimal, quality problems, and the Contractor has met the contract requirements.
Excellent	There are no quality issues, and the Contractor has substantially exceeded the contract performance requirements without commensurate additional costs to the Government.
Outstanding

The contractor has demonstrated an outstanding performance level that was significantly in excess of anticipated achievements and is commendable as an example for others, so that it justifies adding a point to the score. It is expected that this rating will be used in those rare circumstances where contractor performance clearly exceeds the performance levels described as "Excellent".

Cost Control

0 = Unsatisfactory 1 = Poor 2 = Fair 3 = Good 4 = Excellent 5 = Outstanding

Unsatisfactory

Ability to manage cost issues is jeopardizing performance of contract requirements, despite use of Agency resources. Recovery is not likely. If performance cannot be substantially corrected, this level of ability to manage cost issues constitutes a significant impediment in consideration for future awards.

Poor	Ability to manage cost issues requires significant Agency resources to ensure achievement of contract requirements.
Fair	Ability to control cost issues requires minor Agency resources to ensure achievement of contract requirements.
Good	There are no, or very minimal, cost management issues and the Contractor has met the contract requirements.
Excellent	There are no cost management issues and the Contractor has exceeded the contract requirements, achieving cost savings to the Government.
Outstanding

The contractor has demonstrated an outstanding performance level that justifies adding a point to the score. It is expected that this rating will be used in those rare circumstances where the contractor achieved cost savings and performance clearly exceeds the performance levels described as "Excellent".

Timeliness of Performance

0 = Unsatisfactory 1 = Poor 2 = Fair 3 = Good 4 = Excellent 5 = Outstanding

Unsatisfactory

Delays are jeopardizing the achievement of contract requirements, despite use of Agency resources. Recovery is not likely. If performance cannot be substantially corrected, it constitutes a significant impediment in consideration for future awards.

Poor	Delays require significant Agency resources to ensure achievement of contract requirements.
Fair	Delays require minor Agency resources to ensure achievement of contract requirements.
Good	There are no, or minimal, delays that impact achievement of contract requirements.
Excellent	There are no delays and the contractor has exceeded the agreed upon time schedule.
Outstanding

The contractor has demonstrated an outstanding performance level that justifies adding a point to the score. It is expected that this rating will be used in those rare circumstances where contractor performance clearly exceeds the performance levels described as "Excellent".

Business Relations

0 = Unsatisfactory 1 = Poor 2 = Fair 3 = Good 4 = Excellent 5 = Outstanding

Unsatisfactory

Response to inquiries and/or technical, service, administrative issues is not effective. If not substantially mitigated or corrected it should constitute a significant impediment in considerations for future awards.

Poor	Response to inquiries and/or technical, service, administrative issues is marginally effective.
Fair	Response to inquiries and/or technical, service, administrative issues is somewhat effective.
Good	Response to inquiries and/or technical, service, administrative issues is consistently effective.
Excellent	Response to inquiries and/or technical, service, administrative issues exceeds Government expectation.
Outstanding

The contractor has demonstrated an outstanding performance level that justifies adding a point to the score. It is expected that this rating will be used in those rare circumstances where contractor performance clearly exceeds the performance levels described as "Excellent".

Attachment 5

CONTRACTOR PERFORMANCE REPORT INSTRUCTIONS

Block 1: Check the appropriate block to indicate the type of report. The final evaluation of the contractor's performance will satisfy the reporting requirement stipulated in HHSAR 342.7002(c)(2)(iv).

Block 2: Indicate the period covered by the report.

Block 3: List the name of the contracting officer. Identify the contracting officer's Institute and the location of the contracting office.

Block 4: Identify the contract number of the contract being evaluated.

Block 5: List the name and address of the contractor. Identify the specific division or department being evaluated.

Block 6: Indicate the contract award date and contract expiration date.

Block 7: State the contract value, including any option amounts.

Block 8: Provide a brief description of the work being performed under the contract.

Block 9: Using the rating guidelines set forth on page 3, assign each area a rating of 0 (unsatisfactory), 1 (poor), 2 (fair), 3 (good), 4 (excellent), or 5 (outstanding). Provide a brief narrative for each of the categories to support the rating assigned.

Block 10: Indicate whether subcontracts were involved. Briefly summarize the performance of any subcontractors that have major responsibilities under the contract or are required to perform a significant part of the contract requirement.

Block 11: List the name of the principal investigator and the names of other key personnel. Briefly describe the performance of the key personnel listed.

Block 12: Circle the appropriate answer to indicate whether the contractor was successful in meeting the goals set forth in their subcontracting plan.

Block 13: Circle the appropriate answer to indicate whether the contractor met its small disadvantaged business participation goals.

Block 14: Circle the appropriate answer to indicate whether the contractor was committed to customer satisfaction. For the final report, indicate whether you would recommend selection of the firm again.

Block 15: The project officer signs in this block.

Block 16: The contracting officer initials in this block, indicating concurrence with the initial ratings and evaluation.

Block 17: Indicate whether the contractor submitted a rebuttal. Attach a copy of the contractor's rebuttal to this report, or indicate its location, if filed separately.

The contractor signs block 17, indicating review of the evaluation.

Block 18: If the contracting officer and the contractor are unable to agree on a final rating, the matter is to be referred to an individual one level above the contracting officer. Attach a copy of the agency's decision to this report, or indicate its location, if filed separately.

Block 19: Record the ratings from Block 9.

Block 20: The contracting officer signs the report when all actions are completed. If changes were made to the ratings or the narrative during the rebuttal process, a copy of the report, as revised, shall be promptly furnished to the contractor.

Estimated HHS Delivery Schedule 2007-2008

CLIN	Delivery #	Lot	QA Release	Estimated Delivery Date	Expiry Date*	Remaining Expiry (Days)*	Remaining Expiry (Months)*	Doses	Cum Doses	Avg Remaining Expiry Per Clin (Months)*

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

CLIN	Delivery #	Lot	QA Release	Estimated Delivery Date	Expiry Date*	Remaining Expiry (Days)*	Remaining Expiry (Months)*	Doses	Cum Doses	Avg Remaining Expiry Per Clin (Months)*
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

							Total [**]	[**]		[**]

CLIN	Delivery #	Lot	QA Release	Estimated Delivery Date	Expiry Date*	Remaining Expiry (Days)*	Remaining Expiry (Months)*	Doses	Cum Doses	Avg Remaining Expiry Per Clin (Months)*
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

							Total [**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

CLIN	Delivery #	Lot	QA Release	Estimated Delivery Date	Expiry Date*	Remaining Expiry (Days)*	Remaining Expiry (Months)*	Doses	Cum Doses	Avg Remaining Expiry Per Clin (Months)*
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

CLIN	Delivery #	Lot	QA Release	Estimated Delivery Date	Expiry Date*	Remaining Expiry (Days)*	Remaining Expiry (Months)*	Doses	Cum Doses	Avg Remaining Expiry Per Clin (Months)*
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
							Total [**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

CLIN	Delivery #	Lot	QA Release	Estimated Delivery Date	Expiry Date*	Remaining Expiry (Days)*	Remaining Expiry (Months)*	Doses	Cum Doses	Avg Remaining Expiry Per Clin (Months)*
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

CLIN	Delivery #	Lot	QA Release	Estimated Delivery Date	Expiry Date*	Remaining Expiry (Days)*	Remaining Expiry (Months)*	Doses	Cum Doses	Avg Remaining Expiry Per Clin (Months)*
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

							Total [**]	[**]		[**]

							Total [**]	[**]

U.S. DEPARTMENT OF HEALTH AND HUMAN SERVICES
SMALL BUSINESS SUBCONTRACTING PLAN

Operating Division (OPDIV): Biomedical Advanced Research and Development Authority (BARDA)

DATE OF PLAN: September 24, 2007

CONTRACTOR: Emergent BioDefense Operations Lansing, Inc.

ADDRESS: 3500 N. Martin Luther King Jr. Blvd. Lansing, MI 48906-9910

DUNN & BRADSTREET NUMBER: [**]

SOLICITATION OR CONTRACT NUMBER: HHS-OPHEMC-VB-07-02

ITEM/SERVICE (Description): The supply of BioThrax® (Anthrax Vaccine Adsorbed) to meet the nation’s urgent need to stockpile countermeasures to safeguard against the threat of a deliberate anthrax attack.

TOTAL CONTRACT AMOUNT:

$446,650,001 $446,650,001

Total Cost of Contract       Base Period Cost

$ ______N/A___________     $_______N/A___________     $ _______N/A_________ $ ____N/A__________

     Option #1          Option #2          Option #3               Option #4

      (if applicable)     (if applicable)               (if applicable)           (if applicable)

PERIOD OF CONTRACT PERFORMANCE (Month, Day & Year): Sept 25, 2007 through Sep 24, 2010 (This contract period is equal to the Base Period)

TOTAL MODIFICATION AMOUNT, IF APPLICABLE $ ______________N/A_________________________
TOTAL TASK ORDER AMOUNT, IF APPLICABLE $_______________N/A___________________________

The following outline meets the minimum requirements of section 8(d) of the Small Business Act, as amended, and implemented by Federal Acquisition Regulations (FAR) Subpart 19.7. While this outline has been designed to be consistent with statutory and regulatory requirements, other formats of a subcontracting plan may be acceptable. It is not intended to replace any existing corporate/commercial plan that is more extensive.

Failure to include the essential information of FAR Subpart 19.7 may be cause for either a delay in acceptance or the rejection of a bid or offer when a subcontracting plan is required. “SUBCONTRACT,” as used in this clause, means any agreement (other than one involving an employer-employee relationship) entered into by a Federal Government prime contractor or subcontractor requesting supplies or services required for performance of the contract or subcontract.

If assistance is needed to locate small business sources, contact the OPDIV Small Business Specialist (SBS) at (_____) ______-______________, the Office of Small and Disadvantage Business Utilization (OSDBU) at (202) 690-7300, or visit the OSDBU website (http://www.hhs.gov/osdbu/staff.html ). Also, sources may be obtained through the Central Contractor Registration (http://www.ccr.gov/ ) website.

Please note that the U.S. Department of Health and Human Services (HHS) has subcontracting goals of 25.1% for small business (SB), 5.50% for small disadvantaged business (SDB), 5.05% for women-owned business (WOSB), 3.03% for HubZone business (HUBZone) and 3.00% service disabled veteran-owned small business (SDVOSB) concerns for fiscal year 2007. For this procurement, HHS expects all proposed subcontracting plans to contain the following small business goals, a minimum, ____% for total SB, ____ % for SDB, ______% for WOSB, ____% for HubZone and ______% for SDVOSB concerns. These percentages shall be expressed as percentages of the total estimated subcontracting dollars. The offeror is required to include an explanation for a category that has zero as a goal.

1.	Type of Plan (check one)

X Individual plan (all elements developed specifically for this contract and applicable for the full term of this contract).

_____ Master plan (goals developed for this contract) all other elements standardized and approved by a lead agency Federal Official; must be renewed every three years and contractor must provide copy of lead agency approval.
_____ Commercial products/service plan (goals are negotiated with the initial agency on a company-wide basis rather than for individual contracts) this plan applies to the entire production of commercial service or items or a portion thereof. The contractor sells commercial products and services customarily used for non-government purposes. The plan is effective during the offeror’s fiscal year. The contractor must provide a copy of the initial agency approval and must enter an annual SSR into the electronic Subcontracting Reporting System (eSRS) with a breakout of subcontracting prorated for HHS and other Federal agencies.

2. Goals

State separate dollar and percentage goals for Small Business (SB), Small Disadvantaged Business (SDB), Woman-owned Small Business (WOSB), Historically Underutilized Business Zone (HUBZone) Small Business, Service-Disabled Veteran-owned Small Business (SDVOSB) and “Other than small business” (Other) as subcontractors, for the base year and each option year, as specified in FAR 19.704 (break out and append option year goals, if the contract contains option years) or project annual subcontracting base and goals under commercial plans.

a.	Total estimated dollar value of ALL planned subcontracting, i.e., with ALL types of concerns under this contract is

$54,000,000 (Base Year)

     FY ___1st Option     FY ___2nd Option     FY ___3rd Option     FY ___4th Option

     $ ____N/A_________$ ____N/A_______$ ____N/A_________$ _____N/A________

b.	Total estimated dollar value and percent of planned subcontracting with SMALL BUSINESSES (including SDB, WOSB, HUBz and SDVOSB): (% of “a”) $ 2,700,000 and 5.00% (Base Year)

     FY ___1st Option     FY ___2nd Option     FY ___3rd Option     FY ___4th Option

     $ ____N/A_________$ ____N/A_______$ ____N/A_________$ _____N/A________

c.	Total estimated dollar value and percent of planned subcontracting with SMALL DISADVANTAGED BUSINESSES: (% of “a”) $ 540,000 and 1.00% (Base Year)

     FY ___1st Option     FY ___2nd Option     FY ___3rd Option     FY ___4th Option

     $ ____N/A_________$ ____N/A_______$ ____N/A_________$ _____N/A________

d.	Total estimated dollar value and percent of planned subcontracting with WOMAN-OWNED SMALL BUSINESSES: (% of “a”) $ 1,620,000 and 3.00% (Base Year)

     FY ___1st Option     FY ___2nd Option     FY ___3rd Option     FY ___4th Option

     $ ____N/A_________$ ____N/A_______$ ____N/A_________$ _____N/A________

e.	Total estimated dollar and percent of planned subcontracting with HUBZone SMALL BUSINESSES:

(% of “a”) $ 270,000 and .5% (Base Year)

     FY ___1st Option     FY ___2nd Option     FY ___3rd Option     FY ___4th Option

     $ ____N/A_________$ ____N/A_______$ ____N/A_________$ _____N/A________

f.	Total estimated dollar and percent of planned subcontracting with Service-Disabled Veteran-Owned SMALL BUSINESSES: (% of “a”) $ 270,000 and .5% (Base Year)

     FY ___1st Option     FY ___2nd Option     FY ___3rd Option     FY ___4th Option

     $ ____N/A_________$ ____N/A_______$ ____N/A_________$ _____N/A________

g.	Total estimated dollar and percent of planned subcontracting with “OTHER THAN SMALL BUSINESSES”

     (% of “a”) $ 51,300,000 and 95% (Base Year)

     FY ___1st Option     FY ___2nd Option     FY ___3rd Option     FY ___4th Option

     $ ____N/A_________$ ____N/A_______$ ____N/A_________$ _____N/A________

Notes:      1.     Federal prime contract goals are:

SB equals __5__%; SDB equals __1_%; WOSB equals _3__%; HUBZone equals _0.5_%; and SDVOSB equals _0.5__% may serve as objectives for subcontracting goal development.

2.	SDB, WOSB, HUBZone and SDVOSB goals are subsets of SB and should be counted and reported in multiple categories, as appropriate.

3.	If any contract has more four options, please attach additional sheets showing dollar amounts and percentages.

Provide a description of ALL the products and/or services to be subcontracted under this contract, and indicate the size and type of business supplying them (check all that apply):

Products and/or Services		Other	Small Business	SDB	WOSB	Hubz	SDVOSB
1	Professional Services	X	X		X
2	Legal Expenses	X
3	Animal and Animal Supplies	X	X
4	Clothing and Uniforms	X
5	Communications	X
6	Insurance	X
7	Office Expense	X	X
8	Supplies	X	X	X	X	X	X
9	Utilities/Waste Mgmt	X
10	Repairs and Maintenance	X	X		X
11	Recruiting and Relocation	X

i.     Provide a description of the method used to develop the subcontracting goals for SB, SDB, WOSB, HUBZone and SDVOSB concerns. Address efforts made to ensure that maximum practicable subcontracting opportunities have been made available for those concerns and explain the method used to identify potential sources for solicitation purposes. Explain the method and state the quantitative basis (in dollars) used to establish the percentage goals. Also, explain how the areas to be subcontracted to SB, WOSB, HUBZone and SDVOSB concerns were determined, how the capabilities of these concerns were considered contract opportunities and how such data comports with the cost proposal. Identify any source lists or other resources used in the determination process. (Attach additional sheets, if necessary.)

The subcontracting goals for small, HUBZone, small disadvantaged, women-owned small business concerns and service disabled veteran-owned small businesses were derived from current spending patterns by product and service area as of August 2007 and estimate of Supplier Diversity Program impact (Supplier Diversity Program). The product and service areas correspond to the major expense categories in EBOL’s accounting software. Products and services exclude: Salaries and Benefits, Depreciation, License Fees, Taxes, Interest, and FAR non-allowable costs, capital costs, cGMP raw materials, and Travel, Meals and Entertainment. EBOL’s procurement department seeks to obtain the lowest responsible and responsive bid for all goods and services. Competitive quotes from any sources must meet the business’ specifications for all such requirements including quality, capability, service, competitive cost, performance expectations, and other relevant criteria.

j.     Indirect costs have ____ have not _X__ been included in the dollar and percentage subcontracting goals above (check one).

k.	If indirect costs have been included, explain the method used to determine the proportionate share of such costs to be allocated as subcontracts to SB, SDB, WOSB, HUBZone and SDVOSB concerns:

_______________________________________________________________________________________

_________________________________________________________________________________________

_________________________________________________________________________________________

_________________________________________________________________________________________

3. Program Administrator:

NAME/TITLE:       [**]_______________________________________________________________

ADDRESS:      3500 N. Martin Luther King Jr. Blvd________________________________________________

           Lansing, MI 48906-9910________________________________________________________

TELEPHONE:      [**]_____E-MAIL: [**]_________________________________

Duties: Does the individual named above have general overall responsibility for the company’s subcontracting program, i.e., developing, preparing, and executing subcontracting plans and monitoring performance relative to the requirements of those subcontracting plans and perform the following duties? (If NO is checked, please indicate who in the company performs those duties, or indicate why the duties are not performed in your company on a separate sheet of paper and submit with the proposed subcontracting plan.)

a.     Developing and promoting company-wide policy initiatives that demonstrate the company’s support for awarding contracts and subcontracts to SB, SDB, WOSB, HUBZone and SDVOSB concerns; and for assuring that these concerns are included on the source lists for solicitations for products and services they are capable of providing. _x_ yes ____ no

b.     Developing and maintaining bidder source lists of SB, SDB, WOSB, HUBZone and SDVOSB concerns from all possible sources; __x___ yes ________ no

c.     Ensuring periodic rotation of potential subcontractors on bidder’s lists; ___x___ yes _______ no

d.     Assuring that SB, SDB, WOSB, HUBZONE and SDVOSB businesses are included on the bidders’ list for every subcontract solicitation for products and services that they are capable of providing. _x___ yes _____ no

e.	Ensuring that requests for proposals (RFPs) are designed to permit the maximum practicable participation of SB, SDB, WOSB, HUBZone and SDVOSB concerns. _____x_ yes ______ no

f.

Reviewing subcontract solicitations to remove statements, clauses, etc., which might tend to restrict or prohibit small, 8(a), SDB, WOSB, Hubz and SDVOSB small business participation. ___x ___ yes ______ no

g.

Accessing various sources for the identification of SB, SDB, WOSB, HUBZone and SDVOSB concerns to include the Central Contractor Registration ( http://www.ccr.gov/ ), local small business and minority associations, local chambers of commerce and Federal agencies’ Small Business Offices; __x _ yes _____ no

h.	Establishing and maintaining contract and subcontract award records; ____x _ yes ______ no

i.	Participating in Business Opportunity Workshops, Minority Business Enterprise Seminars, Trade Fairs, Procurement Conferences, etc ; __x___ yes ______ no

j.	Ensuring that SB, SDB, WOSB, HUBZone and SDVOSB concerns are made aware of subcontracting opportunities and assisting concerns in preparing responsive bids to the company; ___x__ yes ______ no

k.	Conducting or arranging for the conduct of training for purchasing personnel regarding the intent and impact of Section 8(d) of the Small Business Act, as amended; ___x__ yes ______ no

l.	Monitoring the company’s subcontracting program performance and making any adjustments necessary to achieve the subcontract plan goals; ____x_ yes ______ no

m.	Preparing and submitting timely, required subcontract reports; ___x __ yes ______ no

n.	Conducting or arranging training for purchasing personnel regarding the intent and impact of 8(d) of the Small Business Act on purchasing procedures; ___x__ yes ______ no

o.	Coordinating the company’s activities during the conduct of compliance reviews by Federal agencies; and __x__ yes ______ no

4. Equitable Opportunity

Describe efforts the offeror will undertake to ensure that SB, SDB, WOSB, HUBZone and SDVOSB concerns will have an equitable opportunity to compete for subcontracts. These efforts include, but are not limited to, the following activities:

a.	Outreach efforts to obtain sources:

1.

Contact minority and small business trade associations; 2) contact business development organizations and local chambers of commerce; 3) attend SB, SDB, WOSB, HUBZone and SDVOSB procurement conferences and trade fairs; 4) review sources from the Central Contractor Registration (http://www.ccr.gov/ ); 5) review sources from the Small Business Administration (SBA), Central Contractor Registration (CCR); 6) Consider using other sources such as the National Institutes of Health (NIH) e-Portals in Commerce, (e-PIC), ( http://epic.od.nih.gov/ ). The NIH e-PIC is not a mandatory source; however, it may be used at the offeror’s discretion; and 7) Utilize newspaper and magazine ads to encourage new sources.

b.     Internal efforts to guide and encourage purchasing personnel:

1.	Conduct workshops, seminars and training programs;

2.	Establish, maintain, and utilize SB, SDB, WOSB, HUBZone and SDVOSB source lists, guides, and other data for soliciting subcontractors; and

3.	Monitor activities to evaluate compliance with the subcontracting plan.

5. Flow Down Clause

The contractor agrees to include the provisions under FAR 52.219-8, “Utilization of Small Business Concerns,” in all acquisitions exceeding the simplified acquisition threshold that offers further subcontracting opportunities. All subcontractors, except small business concerns, that receive subcontracts in excess of $550,000 ($1,000,000 for construction) must adopt and comply with a plan similar to the plan required by FAR 52.219-9, “Small Business Subcontracting Plan.” Note: In accordance with FAR 52.212-5(e) and 52.244-6(c) the contractor is not required to include flow-down clause FAR 52.219.-9 if it is subcontracting commercial items.

6. Reporting and Cooperation

The contractor gives assurance of (1) cooperation in any studies or surveys that may be required; (2) submission of periodic reports which show compliance with the subcontracting plan; (3) submission of its Individual Subcontracting Report (ISR) and Summary Subcontract Report (SSR); and (4) ensuring that subcontractors agree to submit ISRs and SSRs. The ISR and SSR shall be submitted via the Electronic Subcontracting Reporting System (eSRS) website https://esrs.symplicity.com/index?_tab=signin&cck=1

Reporting Period	Report Due	Due Date
Oct 1 - Mar 31	ISR	4/30
Apr 1 - Sept 30	ISR	10/30
Oct 1 - Sept 30	SSR	10/30
Contract Completion	OF 312	30 days after completion

See FAR 19.7 for instruction concerning the submission of a Commercial Plan: SSR is due on 10/30 each year for the previous fiscal year ending 9/30.

a.	Submit ISR (bi-annually) for the cognizant awarding Contracting Officer’s review and acceptance via the eSRS website https://esrs.symplicity.com/index?_tab=signin&cck=1 .

b. Currently, SSR (annually) must be submitted for the HHS eSRS Agency Coordinator review and acceptance via the eSRS website https://esrs.symplicity.com/index?_tab=signin&cck=1 . (Note : Log onto the OSDBU website to view the HHS Agency Coordinator contact information (http://www.hhs.gov/osdbu/staff.html ).

c.     Contractors that do not use the eSRS to submit its reports must also submit a paper copy of the SSR to the appropriate Commercial Market Representative (contact the contracting official (CO) or the CO’s eSRS Point of Contact).

7. Record keeping

FAR 19.704(a) (11) requires a list of the types of records your company will maintain to demonstrate the procedures adopted to comply with the requirements and goals in the subcontracting plan. The following is a recitation of the types of records the contractor will maintain to demonstrate the procedures adopted to comply with the requirements and goals in the subcontracting plan. These records will include, but not be limited to, the following:

a.	SB, SDB, WOSB, HUBZone and SDVOSB source lists, guides and other data identifying such vendors;

b.	Organizations contacted in an attempt to locate SB, SDB, WOSB, HUBZone and SDVOSB sources;

c.

On a contract-by-contract basis, records on all subcontract solicitations over $100,000, which indicate for each solicitation (1) whether SB, SDB, WOSB, HUBZone and/or SDVOSB concerns were solicited, if not, why not and the reasons solicited concerns did not receive subcontract awards;

d.	Records to support other outreach efforts, e.g., contacts with minority and small business trade associations, attendance at small and minority business procurement conferences and trade fairs;

e.

Records to support internal guidance and encouragement provided to buyers through (1) workshops, seminars, training programs, incentive awards; and (2) monitoring performance to evaluate compliance with the program and requirements; and

f.

On a contract-by-contract basis, records to support subcontract award data including the name, address, and business type and size of each subcontractor. (This item is not required on a contract – by – contract basis for company or division-wide commercial plans.)

8. Timely Payments to Subcontractors

FAR 19.702 requires your company to establish and use procedures to ensure the timely payment of amounts due pursuant to the terms of your subcontracts with small business concerns, 8(a), SDB, women-owned small business, HubZone and service disabled veteran-owned small business concerns.

Your company has established and used such procedures: ___x____ yes _________ no

9. Description of Good Faith Effort

Maximum practicable utilization of small, 8(a), small disadvantaged, woman-owned, HubZone small and service disabled veteran owned concerns as subcontractors in Government contracts is a matter of national interest with both social and economic benefits. When a contractor fails to make a good faith effort to comply with a subcontracting plan, these objectives are not achieved, and 15 U.S.C. 637(d) (4) (F) directs that liquidated damages shall be paid by the contractor. In order to demonstrate your compliance with a good faith effort to achieve the small, SDB, WOSB, HubZone and SDVOSB small business subcontracting goals, outline the steps your company plans to take. These steps will be negotiated with the contracting official prior to approval of the plan.

1) Implement a supplier diversity program, 2) Upgrade current vendor system software to allow for enhanced measurement of Small Business/Minority Business activities, 3) Attend Small Business seminars to identify qualified candidates, 4) Review all contract forms to ensure terms support the Small Business subcontracting goals

SIGNATURE PAGE

Signatures Required:

This subcontracting plan was submitted by:

Signature:               /s/ Daniel J. Abdun-Nabi

Typed Name:          ____DANIEL J. ABDUN-NABI__________________________

Title:               ____Secretary_______________________________________

Date:               ____September 24, 2007_______________________________

This plan was reviewed by:

Signature:               __________________________________________________

Typed Name:          __________________________________________________

Title:               Contracting Officer

Date:               __________________________________________________

This plan was reviewed by:

Signature:               __________________________________________________

Typed Name:          __________________________________________________

Title:               Small Business Specialist (SBS)

Date:               __________________________________________________

This plan was reviewed by:

Signature:               __________________________________________________

Typed Name:          __________________________________________________

Title:               Small Business Administration Procurement Center Representative (PCR)

Date:               __________________________________________________

Is Accepted By:

OPDIV:               __________________________________________________

Typed Name:          __________________________________________________

Title:               __________________________________________________

Date:               __________________________________________________